SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of report (Date earliest event reported) July 30, 1999
                                                       --------------

                         PENNSYLVANIA ELECTRIC COMPANY
                         -----------------------------
               (Exact Name of Registrant as Specified in Charter)


PENNSYLVANIA                     1-3522                  25-0718085
--------------------------------------------------------------------------------
(State or Other              (Commission              (IRS Employer
Jurisdiction of               File Number)            Identification No.)
Incorporation)



                   2800 Pottsville Pike, Reading, PA 19640-001
--------------------------------------------------------------------------------
             (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code: 610-929-3601
                                                    ------------

Item 5.           Other Events.
-------           -------------

      On July 30, 1999, Pennsylvania Electric Company (the "Company") entered into a Selling Agency Agreement with Salomon Smith Barney Inc. and Banc of America Securities LLC, as agents (the "Agents"), providing for the issuance and sale of up to $275,000,000 aggregate principal amount of Medium Term Notes, Series E. Reference is made to the Company's Prospectus dated July 30, 1999, for further information regarding the offering, including the use of proceeds.

Item 7.           Financial Statements, Pro Forma Financial
-------           -----------------------------------------
                  Information and Exhibits.
                  -------------------------

      (c)   Exhibits

            (1)   Selling  Agency  Agreement,   dated  July  30,  1999,  between
                  Pennsylvania Electric Company and Salomon Smith Barney Inc., and Banc of America Securities LLC, as agents.

                                   SIGNATURES


      PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.



                                    Pennsylvania Electric Company


                                    By:   /s/ T. G. Howson
                                       --------------------------
                                         T.G.Howson
                                         Vice President and Treasurer


Date:   August 5, 1999